UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07353

T. Rowe Price Corporate Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

Item 1. Report to Shareholders

Corporate Income Fund	May 31, 2014

The views and opinions in this report were current as of May 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Corporate bonds delivered good results during the fund’s fiscal year ended May 31, 2014, but the strength occurred during the past six months as long-term interest rates declined sharply. Both investment-grade corporate bonds and high yield securities performed well in the second half of the fund’s fiscal year, but high yield led the way for the 12-month period as investors sought the income provided by their higher coupons. Long-term Treasuries were particularly impressive during the past six months, with the U.S. economy weakening in the first quarter of the year and geopolitical tensions escalating in Ukraine and other regions.

MARKET ENVIRONMENT

Two major events affected the fixed income markets early this year. The first was the anticipated tapering of the Federal Reserve’s monthly asset purchases beginning in January. The Fed had announced last year that it would begin to rein in its quantitative easing program, designed to stimulate economic growth and spur employment, and it has been scaling back bond purchases each month with the intention of terminating them around year-end.

The unexpected event that had a more serious impact on the markets was the Commerce Department’s downward revision of first-quarter U.S. gross domestic product growth to an annualized rate of -1.0%. The news prompted a move from riskier to relatively safer fixed income assets, especially long-term Treasuries. T. Rowe Price believes, however, that the sluggish reading was an aberration, primarily due to poor winter weather across the country, and that growth will pick up again in the second quarter—although longer-term growth is likely to be lower than it has been historically.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have risen off record lows but may remain below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some bond sectors offer an added degree of protection from rising rates. Floating rate bonds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these bonds have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early. The government has lately taken steps to encourage refinancing, however, which may cause some borrowers to pay off their loans even as rates rise.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Investment-grade corporate bonds did well in this environment, as companies increased issuance to take advantage of investors’ hunger for yield. Merger and acquisition activity—which often hurts existing bondholders when the acquiring company issues significant new debt—was supportive as several recent deals are to be funded partially with cash or equity. High yield bonds, which had previously been the strongest fixed income segment, lagged somewhat in the flight to safety, but overall demand for the asset class remained solid as investors absorbed new issuance of bonds.

Macroeconomic tensions, particularly Russia’s annexation of Crimea and fears that it would seize other regions in Ukraine, as well as ongoing troubles in China also prompted investors to become more risk averse and redeploy their assets into safer securities.

PERFORMANCE

During the 6- and 12-month periods ended May 31, 2014, the fund returned 6.04% and 4.91%, respectively. Comparable returns for the Barclays U.S. Corporate Investment Grade Bond Index were 5.42% and 4.68%, and the Lipper Corporate Debt Funds BBB-Rated Average results were 5.46% and 4.35% for the same periods. The fund started the six-month period with a net asset value of $9.71 per share and ended at $9.90, and dividends totaled $0.18 per share. The 30-day SEC yield declined from 3.13% at the end of November to 2.80% at the end of May.

Before discussing portfolio activity for the periods under review, we would like to inform shareholders about some fundamental changes that have occurred in the fixed income markets in recent years. The markets were particularly volatile at the beginning of the fund’s fiscal year as investors began to consider the ramifications of a scale-back in the Fed’s quantitative easing program and a potential rise in interest rates. The volatility shortly subsided, but it pushed to the forefront the importance of sound risk management in our bond portfolios.

Bond fund assets have grown substantially over the past three decades to near historic highs, with much of the growth taking place since the end of 2008. This bounty has been beneficial in many ways, but like all positive events, it has its side effects as well. The prospect of rising interest rates triggers concerns that some investors could change course and redeploy their assets into other areas of the market. Net outflows during periods of rising rates are not new; indeed, such was the case in 1994 and 2000 when rates turned up. The market was smaller than it is today, however, thanks to the recent inflows we mentioned.

Because of this evolving environment, T. Rowe Price is taking steps to ensure that our funds function smoothly during transitional periods as the Fed makes policy changes that are likely to affect the direction of interest rates. These steps include assessing the liquidity of our portfolios, conducting stress tests that take various market scenarios under consideration, evaluating risk management strategies to determine appropriate actions, and taking other measures to ensure the continuing smooth operation of our portfolios. In our view, we do not believe that your fund will be adversely affected by the conditions we have just mentioned, but we want to inform our shareholders that we are aware of the changing market environment and are monitoring it closely.

Our security selection in the consumer cyclical sector was the largest contributor to the fund’s performance over its fiscal year. Ford Motor led the way, benefiting from S&P’s recent upgrade to BBB. The move brought Ford’s ratings from all three credit agencies to investment-grade status. Holcim, one of the world’s largest cement makers, was also a strong performer in the sector. The company’s fourth-quarter earnings were in line with expectations as an improved cost base offset some demand weakness and foreign exchange volatility in emerging markets. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Credit selection and an overweight allocation to the U.S. telecommunications sector were also beneficial. Our holdings in Verizon Communications were particularly noteworthy, as the company sold a record $49 billion worth of U.S. dollar-denominated debt in September 2013, which was met with overwhelming demand. Despite the significant rally in the securities, we believe the bonds’ yield spreads above comparable Treasuries still offer attractive value. Verizon is an industry leader and will be applying almost all of its significant cash flow toward debt reduction. Increased competition in wireless over the intermediate term could slow the firm’s deleveraging plans, but we believe that the company could return to A rating status by 2016.

Our positioning along the yield curve detracted the most from relative performance during the 12-month period due to a moderate overweight in 10-year bonds. Amid improving economic data and growing speculation throughout the year about when the Fed would begin to taper its large-scale asset purchases, the yield on 10-year U.S. Treasuries increased to its highest level in more than two years before declining in 2014.

At the end of the period, we were overweight in real estate investment trusts in light of the positive risk/reward balance within the sector. We slightly reduced our exposure to media but were still able to find opportunities in the group, particularly the credits of Time Warner Cable. We were underweight in energy, except for natural gas. In the natural gas segment, we focused on energy infrastructure rather than direct commodity exposure. In transportation, we favor long-term railroad bonds and airline equipment trust certificates. We maintained a significant underweight in defensive industries, including health care/pharmaceutical securities, which carry unappealing valuations. In financials, we prefer larger U.S. banks over regional banks and banks domiciled outside the U.S. We continue to find value in BBB rated segments, especially in the industrials area. Yield spreads have been tightening between A and BBB bonds as investors continue their search for higher income.

OUTLOOK

As the Fed winds down its monthly asset purchases, investors are looking ahead to an eventual change in monetary policy and its likely effect on interest rates. Shrinking its securities portfolio amounts to a substantive reduction in the degree of the central bank’s accommodative policy, and it also signals that the time is approaching for the Fed to start raising short-term interest rates.

Exactly when the anticipated rate hikes will occur depends on the strength of the U.S. economy, reflected primarily in the labor and housing markets, and also on inflationary pressures on consumer prices. The Fed does not want to act too precipitously with monetary easing, but at the same time, it would like to stay ahead of the curve in terms of reining in accelerating inflation before it becomes a reality.

The Fed’s strategy involves a high level of prudent planning, though largely in uncharted waters since it has less experience with quantitative easing than it does with interest rate policy. A gradual return to overall monetary normalization should reduce the destabilizing reach for yields, and the commensurate assumption of greater investor risk, that has occurred during the past few years. We believe that the move toward higher rates will take place in an orderly fashion and that real (inflation-adjusted) interest rates are likely to be lower than in the past. The primary reason is that rates generally reflect economic growth, which we expect will continue to improve, but at a more sluggish pace than it has historically.

Given this outlook, we remain optimistic about our investment strategy in the coming months. Changes are coming, but we do not think they will be unsettling enough to roil the fixed income markets or trigger an abnormal degree of volatility. We continue to search for value and seek out securities offering reasonable yields without taking on an inordinate level of risk. As always, our investment team continues its commitment to a risk-conscious, fundamentally based investment approach and long-term perspective.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

David A. Tiberii
Chairman of the fund’s Investment Advisory Committee

June 17, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Barclays U.S. Corporate Investment Grade Bond Index: A measure of corporate fixed income securities that are primarily rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s).

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Year Ended 5/31/14	5/31/13	5/31/12	5/31/11	5/31/10
NET ASSET VALUE					
Beginning of period	$ 10.00	$ 9.95	$ 9.88	$ 9.45	$ 8.47
Investment activities					
Net investment income (1)	0.36	0.39	0.42	0.45 (2)	0.49 (2)
Net realized and unrealized gain / loss	0.10	0.20	0.33	0.55	0.99
Total from investment activities	0.46	0.59	0.75	1.00	1.48
Distributions					
Net investment income	(0.36)	(0.39)	(0.42)	(0.45)	(0.50)
Net realized gain	(0.20)	(0.15)	(0.26)	(0.12)	–
Total distributions	(0.56)	(0.54)	(0.68)	(0.57)	(0.50)
NET ASSET VALUE					
End of period	**$ 9.90**	**$ 10.00**	**$ 9.95**	**$ 9.88**	**$ 9.45**
Ratios/Supplemental Data					
Total return (3)	**4.91%**	**5.93%**	**7.94%**	**10.77% (2)**	**17.69% (2)**
Ratio of total expenses to average net assets	0.63%	0.62%	0.65%	0.64% (2)	0.63% (2)
Ratio of net investment income to average net assets	3.73%	3.79%	4.27%	4.57% (2)	5.34% (2)
Portfolio turnover rate	44.3%	46.8%	72.5%	57.1%	37.7%
Net assets, end of period (in thousands)	$ 598,625	$ 650,870	$ 621,351	$ 717,034	$ 699,079

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses permanently waived 0.00%, and 0.01% of average net assets for the years ended 5/31/11, and 5/31/10, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 91.1%		
FINANCIAL INSTITUTIONS 31.6%		
Banking 16.8%		
Abbey National Treasury Services, 1.375%, 3/13/17	4,085	4,106
Bank of America, 2.00%, 1/11/18	3,510	3,530
Bank of America, 3.875%, 3/22/17	600	641
Bank of America, 5.65%, 5/1/18	2,905	3,303
BBVA, 4.375%, 4/10/24 (1)	1,255	1,282
BPCE, 5.15%, 7/21/24 (1)	2,740	2,854
Citigroup, 5.50%, 9/13/25	2,735	3,020
Commonwealth Bank of Australia, 2.25%, 3/13/19	2,825	2,860
Credit Suisse, 6.50%, 8/8/23 (1)	1,560	1,734
Discover Financial Servicers, 3.85%, 11/21/22	1,526	1,548
Discover Financial Servicers, 10.25%, 7/15/19	1,070	1,389
Fifth Third Bancorp, 4.30%, 1/16/24	3,000	3,119
Fifth Third Bancorp, 8.25%, 3/1/38	710	1,034
Goldman Sachs, 2.375%, 1/22/18	2,650	2,694
Goldman Sachs, 2.90%, 7/19/18	2,185	2,256
Goldman Sachs, 6.15%, 4/1/18	1,830	2,105
Goldman Sachs, 6.25%, 2/1/41	2,115	2,599
Goldman Sachs, 6.75%, 10/1/37	2,485	2,979
Goldman Sachs, 7.50%, 2/15/19	4,035	4,940
HSBC Holdings, 4.25%, 3/14/24	365	375
HSBC Holdings, 5.10%, 4/5/21	1,985	2,255
HSBC Holdings, 5.25%, 3/14/44	315	333
Intesa Sanpaolo, 3.125%, 1/15/16	420	430
JPMorgan Chase, 3.375%, 5/1/23	1,055	1,029
JPMorgan Chase, VR, 6.75%, 1/29/49	2,715	2,932
Merrill Lynch, 6.11%, 1/29/37	2,525	2,910
Merrill Lynch, 6.875%, 4/25/18	1,250	1,479

Morgan Stanley, 2.125%, 4/25/18	8,990	9,076
Morgan Stanley, 3.75%, 2/25/23	2,520	2,555
Morgan Stanley, 5.00%, 11/24/25	3,400	3,606
Morgan Stanley, 5.50%, 7/24/20	1,310	1,499
Morgan Stanley, 5.50%, 7/28/21	1,780	2,037
Morgan Stanley, 6.625%, 4/1/18	850	994
Nordea Bank, 4.875%, 5/13/21 (1)	3,680	3,974
Northern Trust, 3.95%, 10/30/25	2,925	3,030
PNC Bank, 4.20%, 11/1/25	2,040	2,159
PNC Financial Services, VR, 6.75%, 7/29/49	2,140	2,386
Regions Bank, 7.50%, 5/15/18	1,545	1,836
Regions Financial, 5.75%, 6/15/15	975	1,021
SunTrust Banks, 2.50%, 5/1/19	2,900	2,934
U.S. Bancorp, 3.442%, 2/1/16	1,970	2,059
Wells Fargo, VR, 5.90%, 12/29/49	1,585	1,664
		100,566
Brokerage 1.1%		
Ameriprise Financial, 7.30%, 6/28/19	1,730	2,147
FMR, 4.95%, 2/1/33 (1)	1,705	1,843
Jefferies Group, 3.875%, 11/9/15	1,025	1,065
Jefferies Group, 8.50%, 7/15/19	975	1,218
		6,273
Finance Companies 3.2%		
GATX Corporation, 2.50%, 7/30/19	585	588
GATX Corporation, 3.50%, 7/15/16	1,270	1,337
GATX Corporation, 4.85%, 6/1/21	2,250	2,481
GE Capital, 5.875%, 1/14/38	12,505	15,001
		19,407

Insurance 5.0%		
Axis Specialty & Casualty, 2.65%, 4/1/19	710	719
CNA Financial, 3.95%, 5/15/24	2,355	2,435
CNA Financial, 5.875%, 8/15/20	1,785	2,089
CNA Financial, 6.50%, 8/15/16	1,340	1,501
CNO Financial Group, 6.375%, 10/1/20 (1)	2,745	2,978
Humana, 3.15%, 12/1/22	4,375	4,310
Liberty Mutual Insurance, 4.25%, 6/15/23 (1)	1,335	1,391
Principal Financial Group, 1.85%, 11/15/17	370	373
Principal Financial Group, 6.05%, 10/15/36	280	339
Provident, 7.00%, 7/15/18	1,655	1,951
Prudential Financial, VR, 5.625%, 6/15/43	540	571
Reinsurance Group of America, 5.00%, 6/1/21	660	733
Reinsurance Group of America, 5.625%, 3/15/17	500	550
Reinsurance Group of America, 6.45%, 11/15/19	1,465	1,730
UnitedHealth Group, 4.625%, 11/15/41	1,540	1,616
Unum Group, 5.625%, 9/15/20	1,195	1,378
Unum Group, 5.75%, 8/15/42	1,150	1,331
Unum Provident Finance, 6.85%, 11/15/15 (1)	299	323
Voya Financial, VR, 2.90%, 2/15/18	1,715	1,780
XLIT, 5.25%, 12/15/43	1,440	1,601
		29,699
Real Estate Investment Trusts 5.5%		
Alexandria Real Estate Equities, 3.90%, 6/15/23	1,670	1,668
American Campus Communities, 3.75%, 4/15/23	2,680	2,628
Camden Property Trust, 2.95%, 12/15/22	1,840	1,779
Camden Property Trust, 4.25%, 1/15/24	1,435	1,506
DDR, 3.375%, 5/15/23	5,420	5,302
Essex Portfolio, 3.25%, 5/1/23	1,590	1,538

Healthcare Realty Trust, 3.75%, 4/15/23	2,235	2,190
Healthcare Realty Trust, 5.75%, 1/15/21	1,420	1,614
Highwoods Realty, 3.625%, 1/15/23	2,535	2,506
Kilroy Realty, 4.80%, 7/15/18	1,410	1,538
Kilroy Realty, 6.625%, 6/1/20	1,190	1,414
Regency Centers, 3.75%, 6/15/24	1,590	1,599
Regency Centers, 5.875%, 6/15/17	440	496
Regency Centers, 6.00%, 6/15/20	820	963
Trust F/1401, 5.25%, 12/15/24 (1)	1,415	1,471
Ventas Realty, 2.00%, 2/15/18	1,335	1,353
Ventas Realty, 3.25%, 8/15/22	1,630	1,623
WEA Finance, 3.375%, 10/3/22 (1)	915	943
Weingarten Realty Investors, 3.50%, 4/15/23	1,085	1,056
		33,187
Total Financial Institutions		189,132

INDUSTRIAL 48.6%

Basic Industry 5.3%

Anglo American Capital, 4.125%, 4/15/21 (1)	2,070	2,098
Braskem Finance, 6.45%, 2/3/24	1,235	1,312
Carpenter Technology, 4.45%, 3/1/23	1,085	1,120
Carpenter Technology, 5.20%, 7/15/21	2,900	3,137
Dow Chemical, 4.25%, 11/15/20	725	784
Dow Chemical, 8.55%, 5/15/19	2,085	2,692
Fresnillo, 5.50%, 11/13/23 (1)	1,440	1,530
Goldcorp, 3.70%, 3/15/23	1,490	1,461
GTL Trade Finance, 7.25%, 4/16/44 (1)	850	901
LyondellBasell, 5.00%, 4/15/19	3,770	4,256
Packaging Corporation of America, 4.50%, 11/1/23	2,190	2,337

Rio Tinto Finance, 2.875%, 8/21/22	150	146
Rio Tinto Finance, 3.50%, 3/22/22	145	148
Samarco Mineracao, 4.125%, 11/1/22 (1)	3,380	3,220
Southern Copper, 5.25%, 11/8/42	3,275	3,044
Vale Overseas, 4.375%, 1/11/22	3,195	3,294
		31,480
Capital Goods 4.2%		
Case New Holland, 7.875%, 12/1/17	1,075	1,263
CNH Capital, 6.25%, 11/1/16	725	792
Eaton, 4.00%, 11/2/32	1,285	1,284
GE, 4.50%, 3/11/44	3,320	3,468
Holcim, 6.00%, 12/30/19 (1)	4,285	4,951
Mohawk Industries, 3.85%, 2/1/23	1,640	1,655
Odebrecht Finance, 5.125%, 6/26/22 (1)	1,105	1,173
Republic Services, 5.70%, 5/15/41	2,840	3,357
Textron, 3.65%, 3/1/21	2,045	2,117
United Technologies, 4.50%, 6/1/42	3,035	3,162
Valmont Industries, 6.625%, 4/20/20	1,595	1,900
		25,122
Communications 12.6%		
American Tower, 7.25%, 5/15/19	3,793	4,583
British Sky Broadcasting, 9.50%, 11/15/18 (1)	1,830	2,376
CC Holdings, 3.849%, 4/15/23	3,515	3,540
Comcast, 6.40%, 3/1/40	1,210	1,551
Cox Communications, 3.25%, 12/15/22 (1)	875	854
Cox Communications, 8.375%, 3/1/39 (1)	800	1,123
DirecTV Holdings, 5.20%, 3/15/20	1,905	2,153
Grain Spectrum Funding, 4.00%, 10/10/18 (1)	1,505	1,497

GTP Acquisition Partners, 2.364%, 5/15/43 (1)	1,655	1,612
GTP Acquisition Partners, 4.347%, 6/15/41 (1)	995	1,032
Interpublic Group of Companies, 3.75%, 2/15/23	935	937
Interpublic Group of Companies, 4.00%, 3/15/22	1,820	1,876
NBC Universal, 1.974%, 4/15/19 (1)	415	412
NBC Universal, 4.45%, 1/15/43	1,590	1,597
NBC Universal, 5.15%, 4/30/20	2,535	2,920
Netflix, 5.75%, 3/1/24 (1)	725	754
News America, 8.25%, 8/10/18	1,530	1,920
SBA Tower Trust, 2.933%, 12/15/42 (1)	1,700	1,726
SBA Tower Trust, 3.598%, 4/15/43 (1)	2,665	2,656
SES, 3.60%, 4/4/23 (1)	845	847
SES Global Americas Holding, 2.50%, 3/25/19 (1)	1,410	1,424
Sirius XM Radio, 5.25%, 8/15/22 (1)	2,690	2,905
Telecom Italia, 5.303%, 5/30/24 (1)	3,070	3,096
Telecom Italia Capital, 5.25%, 10/1/15	955	1,001
Telecom Italia Capital, 6.175%, 6/18/14	1,369	1,372
Telefonica Emisiones, 3.192%, 4/27/18	1,060	1,105
Time Warner Cable, 6.55%, 5/1/37	1,650	2,055
Time Warner Cable, 8.25%, 4/1/19	3,535	4,500
Verizon Communications, 4.50%, 9/15/20	4,215	4,656
Verizon Communications, 5.05%, 3/15/34	1,940	2,067
Verizon Communications, 6.40%, 9/15/33	9,345	11,501
Virgin Media Secured Finance, 5.25%, 1/15/21	320	329
WPP Finance, 8.00%, 9/15/14	760	776
WPP Finance 2010, 4.75%, 11/21/21	2,335	2,568
		75,321
Consumer Cyclical 6.6%		
Corrections Corporation of America, 4.625%, 5/1/23	1,100	1,089

Delphi, 4.15%, 3/15/24	1,470	1,532
Delphi, 5.00%, 2/15/23	725	774
Ford Motor, 4.75%, 1/15/43	3,185	3,225
Ford Motor Credit, 5.75%, 2/1/21	5,115	5,924
General Motors, 3.50%, 10/2/18 (1)	2,775	2,830
General Motors, 6.25%, 10/2/43 (1)	950	1,074
GLP Capital, 4.375%, 11/1/18 (1)	1,425	1,482
Host Hotels & Resorts, 3.75%, 10/15/23	1,275	1,273
Hyundai Capital America, 2.55%, 2/6/19 (1)	2,410	2,444
Hyundai Capital America, 2.875%, 8/9/18 (1)	720	745
NVR, 3.95%, 9/15/22	3,180	3,235
O'Reilly Automotive, 3.85%, 6/15/23	1,225	1,258
O'Reilly Automotive, 4.875%, 1/14/21	1,870	2,057
QVC, 3.125%, 4/1/19 (1)	660	666
QVC, 4.375%, 3/15/23	1,570	1,592
RCI Banque, 3.50%, 4/3/18 (1)	1,580	1,658
RCI Banque, 4.60%, 4/12/16 (1)	1,800	1,910
Time Warner, 6.875%, 6/15/18	1,410	1,686
Toll Brothers Finance, 4.375%, 4/15/23	3,115	3,002
		39,456
Consumer Non-Cyclical 8.5%		
Altria Group, 4.75%, 5/5/21	2,290	2,534
Altria Group, 9.25%, 8/6/19	1,320	1,764
Avon Products, 5.00%, 3/15/23	3,140	3,170
Bunge Limited Finance, 4.10%, 3/15/16	945	996
Bunge Limited Finance, 8.50%, 6/15/19	335	421
Bunge North America Finance, 5.90%, 4/1/17	1,500	1,673
Celgene, 4.625%, 5/15/44	2,915	2,911
Coca-Cola FEMSA, 4.625%, 2/15/20	2,075	2,304

Conagra Foods, 4.95%, 8/15/20	1,595	1,787
Delhaize Group, 6.50%, 6/15/17	1,950	2,211
Gilead Sciences, 4.80%, 4/1/44	3,250	3,423
Imperial Tobacco Finance, 3.50%, 2/11/23 (1)	4,220	4,166
Life Technologies, 4.40%, 3/1/15	2,085	2,144
Life Technologies, 6.00%, 3/1/20	1,790	2,100
McKesson, 4.883%, 3/15/44	1,640	1,716
Newell Rubbermaid, 2.05%, 12/1/17	1,030	1,044
Philip Morris International, 4.375%, 11/15/41	1,540	1,540
Reynolds American, 3.25%, 11/1/22	3,050	2,944
Thermo Fisher Scientific, 2.40%, 2/1/19	340	346
Thermo Fisher Scientific, 4.15%, 2/1/24	840	883
Tupperware Brands, 4.75%, 6/1/21	2,360	2,526
Tyson Foods, 4.50%, 6/15/22	2,588	2,724
Viterra, 5.95%, 8/1/20 (1)	2,330	2,622
Whirlpool, 4.70%, 6/1/22	2,950	3,216
		51,165
Energy 2.7%		
Cimarex Energy, 4.375%, 6/1/24	3,150	3,193
EQT, 4.875%, 11/15/21	1,155	1,253
Murphy Oil, 4.00%, 6/1/22	1,705	1,724
Nabors Industries, 2.35%, 9/15/16 (1)	405	414
Nabors Industries, 4.625%, 9/15/21	1,845	1,986
Noble Energy, 6.00%, 3/1/41	1,370	1,653
Odebrecht Drilling Norbe VIII, 6.35%, 6/30/21 (1)	738	784
Rowan Companies, 4.75%, 1/15/24	595	624
Rowan Companies, 4.875%, 6/1/22	1,425	1,532
Rowan Companies, 7.875%, 8/1/19	1,380	1,701

Talisman Energy, 3.75%, 2/1/21	965	994
		15,858
Industrial Other 0.1%		
Alfa, 5.25%, 3/25/24 (1)	405	421
		421
Technology 4.0%		
Affiliated Computer Services, 5.20%, 6/1/15	1,770	1,849
Agilent Technologies, 5.00%, 7/15/20	1,845	2,046
Arrow Electronics, 3.00%, 3/1/18	360	371
Arrow Electronics, 4.50%, 3/1/23	2,905	3,034
Avnet Electronic, 4.875%, 12/1/22	785	837
Fidelity National Information Services, 1.45%, 6/5/17	340	340
Fidelity National Information Services, 3.50%, 4/15/23	2,650	2,616
Fidelity National Information Services, 3.875%, 6/5/24	4,505	4,498
Fiserv, 3.125%, 6/15/16	995	1,039
Fiserv, 3.50%, 10/1/22	1,940	1,944
Lender Processing Services, 5.75%, 4/15/23	3,720	3,999
Verisk Analytics, 5.80%, 5/1/21	1,470	1,662
		24,235
Transportation 4.6%		
American Airlines, 4.95%, 7/15/24 (1)	2,596	2,800
Burlington Northern Santa Fe, 5.05%, 3/1/41	905	984
Burlington Northern Santa Fe, 5.40%, 6/1/41	1,465	1,676
Continental Airlines, 4.15%, 10/11/25	3,114	3,235
Continental Airlines, 4.75%, 7/12/22	727	785
Continental Airlines, 7.25%, 5/10/21	340	400
Continental Airlines, 9.00%, 1/8/18	1,372	1,560
Delta Air Lines, 5.30%, 10/15/20	198	219

Delta Air Lines, 7.75%, 6/17/21	292	342
Delta Air Lines, ETC, 4.95%, 5/23/19	497	543
Delta Air Lines, ETC, 6.821%, 2/10/24	846	1,002
ERAC USA Finance, 3.30%, 10/15/22 (1)	345	340
ERAC USA Finance, 3.85%, 11/15/24 (1)	1,625	1,629
Heathrow Funding, 2.50%, 6/25/17 (1)	1,100	1,123
Heathrow Funding, 4.875%, 7/15/23 (1)	2,690	2,985
Kansas City Southern de Mexico, 3.00%, 5/15/23	4,650	4,381
Kansas City Southern Railway, VR, 4.55%, 5/15/43 (1)	1,570	1,497
US Airways, 4.625%, 12/3/26	752	796
US Airways, 6.25%, 10/22/24	1,052	1,194
		27,491
Total Industrial		290,549
UTILITY 10.9%		
Electric 5.1%		
Appalachian Power, 6.375%, 4/1/36	1,460	1,856
CMS Energy, 6.25%, 2/1/20	1,565	1,867
CMS Energy, 8.75%, 6/15/19	1,205	1,568
Constellation Energy, 5.15%, 12/1/20	1,440	1,624
E-CL, 5.625%, 1/15/21 (1)	1,400	1,532
Enel Finance International, 5.125%, 10/7/19 (1)	3,450	3,869
Exelon Generation, 6.25%, 10/1/39	1,325	1,550
FirstEnergy, 4.25%, 3/15/23	1,770	1,748
FirstEnergy Transmission, 4.35%, 1/15/25 (1)	1,135	1,146
Iberdrola Finance Ireland, 3.80%, 9/11/14 (1)	1,370	1,381
IPALCO Enterprises, 5.00%, 5/1/18	1,040	1,110
Nevada Power, 6.65%, 4/1/36	960	1,295
Nevada Power, 6.75%, 7/1/37	840	1,142

NV Energy, 6.25%, 11/15/20	1,150	1,371
Origin Energy Finance, 3.50%, 10/9/18 (1)	2,475	2,550
Pennsylvania Electric, 6.15%, 10/1/38	1,000	1,166
PPL WEM Holdings, 3.90%, 5/1/16 (1)	1,305	1,371
TECO Finance, 5.15%, 3/15/20	1,950	2,196
TECO Finance, 6.572%, 11/1/17	410	474
		30,816
Natural Gas 5.8%		
Boardwalk Pipelines, 5.75%, 9/15/19	388	428
DCP Midstream Operating, 2.70%, 4/1/19	190	193
DCP Midstream Operating, 3.25%, 10/1/15	2,015	2,080
DCP Midstream Operating, 3.875%, 3/15/23	730	738
DCP Midstream Operating, 5.60%, 4/1/44	365	403
El Paso Natural Gas, 5.95%, 4/15/17	300	337
Enbridge Energy Partners, 5.50%, 9/15/40	1,415	1,528
Energy Transfer Partners, 3.60%, 2/1/23	1,525	1,506
Energy Transfer Partners, 5.20%, 2/1/22	2,825	3,130
EnLink Midstream Partners, 4.40%, 4/1/24	1,975	2,074
Enogex, 6.25%, 3/15/20 (1)	1,500	1,661
Enterprise Products Operations, 5.95%, 2/1/41	1,780	2,136
Enterprise Products Operations, 7.55%, 4/15/38	1,910	2,664
Magellan Midstream Partners, 4.25%, 2/1/21	365	399
NiSource Finance, 4.80%, 2/15/44	1,655	1,685
NiSource Finance, 6.25%, 12/15/40	1,225	1,476
NiSource Finance, 10.75%, 3/15/16	1,215	1,396
NuStar Logistics, 4.80%, 9/1/20	1,160	1,167
ONEOK Partners, 3.20%, 9/15/18	280	294
Southeast Supply Header, 4.85%, 8/15/14 (1)	1,200	1,209
Western Gas Partners, 4.00%, 7/1/22	3,170	3,289

Williams Companies, 3.70%, 1/15/23	1,440	1,357
Williams Partners, 4.125%, 11/15/20	1,600	1,718
Williams Partners, 6.30%, 4/15/40	1,395	1,660
		34,528
Total Utility		65,344
Total Corporate Bonds (Cost $509,418)		545,025
BANK LOANS 2.2% (2)		
Basic Industry 0.3%		
Eagle Spinco, VR, 3.50%, 1/28/17	1,572	1,566
		1,566
Consumer Cyclical 1.4%		
Activision Blizzard, VR, 3.25%, 10/12/20	2,394	2,394
Hilton, VR, 3.50%, 10/26/20	1,050	1,046
Las Vegas Sands, VR, 3.25%, 12/19/20	2,773	2,768
MGM Resorts International, VR, 3.50%, 12/20/19	1,605	1,599
Village Roadshow Pictures, VR, 4.75%, 11/21/17	761	768
		8,575
Consumer Non-Cyclical 0.2%		
HJ Heinz, VR, 3.50%, 6/5/20	1,017	1,022
		1,022
Energy 0.3%		
MEG Energy, VR, 3.75%, 3/31/20	1,851	1,856
		1,856
Total Bank Loans (Cost $12,980)		13,019

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $562,306)	$ 598,893
Interest receivable	6,120
Receivable for investment securities sold	1,755
Receivable for shares sold	743
Unrealized gain on bilateral swaps	28
Cash	12
Variation margin receivable on futures contracts	6
Bilateral swap premiums paid	6
Other assets	38
Total assets	607,601
Liabilities	
Payable for investment securities purchased	7,978
Payable for shares redeemed	313
Investment management fees payable	222
Bilateral swap premiums received	141
Due to affiliates	74
Unrealized loss on bilateral swaps	39
Other liabilities	209
Total liabilities	8,976
NET ASSETS	$ 598,625
Net Assets Consist of:	
Undistributed net investment income	$ 9
Accumulated undistributed net realized gain	2,862
Net unrealized gain	36,552
Paid-in capital applicable to 60,446,972 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	559,202
NET ASSETS	$ 598,625
NET ASSET VALUE PER SHARE	$ 9.90

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 5/31/14
Investment Income (Loss)	
Income	
Interest	$ 24,770
Dividend	35
Other	6
Total income	24,811
Expenses	
Investment management	2,529
Shareholder servicing	733
Prospectus and shareholder reports	55
Custody and accounting	174
Registration	61
Legal and audit	21
Directors	3
Proxy and annual meeting	12
Miscellaneous	13
Total expenses	3,601
Net investment income	21,210
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	6,209
Futures	(135)
Swaps	22
Net realized gain	6,096
Change in net unrealized gain / loss	
Securities	(2,155)
Futures	21
Swaps	35
Change in net unrealized gain / loss	(2,099)
Net realized and unrealized gain / loss	3,997
INCREASE IN NET ASSETS FROM OPERATIONS	$ 25,207

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Corporate Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 1995. The fund seeks to provide high income and some capital growth.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

New Accounting Guidance On June 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2014:

There were no material transfers between Levels 1 and 2 during the year ended May 31, 2014.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2014, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2014, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of May 31, 2014, securities valued at $17,000 had been posted by the fund to counterparties for bilateral derivatives. As of May 31, 2014, no collateral was pledged by counterparties to the fund for bilateral derivatives. As of May 31, 2014, securities valued at $114,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2014, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 5% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets, and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2014, the notional amount of protection sold by the fund totaled $4,050,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2014, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments.

Other Purchases and sales of portfolio securities other than short-term securities aggregated 249,100,000 and $318,175,000, respectively, for the year ended May 31, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended May 31, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2014 and May 31, 2013, were characterized for tax purposes as follows:

At May 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2014, expenses incurred pursuant to these service agreements were $132,000 for Price Associates; $216,000 for T. Rowe Price Services, Inc.; and $19,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended May 31, 2014, the fund was allocated $352,000 of Spectrum Funds’ expenses, of which $242,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2014, approximately 45% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price Corporate
Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Corporate Income Fund, Inc. (the “Fund”) at May 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 17, 2014

Tax Information (Unaudited) for the Tax Year Ended 5/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $37,000 from short-term capital gains,

  $14,250,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $31,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%. For corporate shareholders, $31,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds.

The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to present); Director, IBM (2007 to present)
[159]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1995	present); Director and Member of the Advisory Board, Deutsche
[159]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[159]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[159]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2013	Syniverse Holdings, Inc. (2008 to 2011)
[159]

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[159]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human Resources
(1956)	and Corporate Initiatives, Black & Decker Corporation (2004 to 2010)
2013
[159]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC, a
2013	nonprofit education and social policy research organization (2011 to
[159]	present); Member, National Academy of Education (2010 to present);
Research Associate, National Bureau of Economic Research’s Labor
Studies Program (2011 to present); Member, President’s Council of
Economic Advisors (2009 to 2011); Chair of Committee on the Status
of Minority Groups in the Economic Profession, American Economic
Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1995	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[159]	General Growth Properties, Inc. (2010 to 2013); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[159]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[159]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Michael C. Gitlin	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price,
(1970)	T. Rowe Price Group, Inc., and T. Rowe Price International
2010
[54]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Corporate Income Fund	Principal Occupation(s)

Steven E. Boothe, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael P. Daley (1981)	Vice President, T. Rowe Price
Vice President

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Michael J. Grogan, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Paul A. Karpers, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael Lambe, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alexander S. Obaza (1981)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Chief Legal Officer, Vice President, and
Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Miso Park, CFA (1982)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Credit
Analyst, M&G Investments (to 2010)

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Theodore E. Robson, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Brian M. Ropp, CPA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Kimberly A. Stokes (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert D. Thomas (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Senior Vice
President, Moody’s Investors Service, London
(to 2011)

David A. Tiberii, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Lauren T. Wagandt (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.

Thea N. Williams (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Zhen Xia (1987)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,759,000 and $1,794,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Corporate Income Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 17, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 17, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 17, 2014